SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 10, 2006

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                         URSTADT BIDDLE PROPERTIES INC.
               (Exact Name of Registrant as Specified in Charter)
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STATE OF MARYLAND                   1-12803                        04-2458042
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(State or Other Jurisdiction   (Commission File Number)        (I.R.S. Employer
   of Incorporation)                                         Identification No.)


321 Railroad Avenue, Greenwich, CT                                    06830
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(Address of Principal Executive Offices)                            (Zip Code)

                                (203) 863-8200
             (Registrant's telephone number, including area code)

                                     N/A
        (Former Name or Former address, if Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02         Results of Operations and Financial Condition


         On March 10, 2006 Urstadt Biddle Properties Inc. (the "Company") issued a press release, which sets forth the results of operations and financial condition of the Company for the quarter ended January 31, 2006. A copy of the Company's press release is attached hereto as Exhibit 99.1. Such information shall not be deemed "filed" for any purpose of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language is such filing.

Item 9.01         Financial Statements and Exhibits.

(a)   Not applicable

(b)   Not applicable

(c)   The following exhibit is filed as part of this report:

      Press release dated March 10, 2006 is filed as Exhibit 99.1.





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                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   March 10, 2006              URSTADT BIDDLE PROPERTIES INC.
                                    (Registrant)

                                    By:      /s/ James R. Moore
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                                    Name: James R. Moore
                                    Title:   Executive Vice President &
                                    Chief Financial Officer




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                          EXHIBIT INDEX

Number            Exhibit
99.1     Press Release dated March 10, 2006